EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and nine months ended September 30, 2017. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	As of September 30, 2017
	Total Apollo Operating Group Consolidated	VIE & Consolidated Funds	Other (1)	Total Apollo Global Management, LLC Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$930,639	$—	$209	$930,848
Cash and cash equivalents held at consolidated funds	—	10,195	—	10,195
Restricted cash	4,165	—	—	4,165
U.S. Treasury securities, at fair value	198,900	—	—	198,900
Investments	1,792,228	1,978	(86,142)	1,708,064
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	44,226	—	44,226
Investments, at fair value	—	1,170,867	(317)	1,170,550
Other assets	—	63,723	—	63,723
Carried interest receivable	1,580,158	—	(2,174)	1,577,984
Due from related parties	549,570	—	(262,218)	287,352
Deferred tax assets	9,207	—	582,547	591,754
Other assets	164,582	14	(8)	164,588
Goodwill	88,852	—	—	88,852
Intangible assets, net	19,153	—	—	19,153
Total Assets	$5,337,454	$1,291,003	$231,897	$6,860,354

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$79,057	$—	$5	$79,062
Accrued compensation and benefits	144,664	—	—	144,664
Deferred revenue	155,081	—	—	155,081
Due to related parties	123,208	—	520,193	643,401
Profit sharing payable	710,873	—	—	710,873
Debt	1,361,044	—	—	1,361,044
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	1,019,270	(46,638)	972,632
Other liabilities	—	85,520	(117)	85,403
Due to related parties	—	2,977	(2,977)	—
Other liabilities	115,586	625	—	116,211
Total Liabilities	2,689,513	1,108,392	470,466	4,268,371

Shareholders’ Equity:
Apollo Global Management, LLC shareholders' equity:
Preferred units (11,000,000 units issued and outstanding as of September 30, 2017)	264,398	—	—	264,398
Additional paid in capital	—	—	1,627,767	1,627,767
Accumulated deficit	1,266,001	19,307	(1,845,921)	(560,613)
Accumulated other comprehensive income (loss)	(2,334)	(647)	920	(2,061)
Total Apollo Global Management, LLC shareholders’ equity	1,528,065	18,660	(217,234)	1,329,491
Non-Controlling Interests in consolidated entities	7,120	163,951	(21,335)	149,736
Non-Controlling Interests in Apollo Operating Group	1,112,756	—	—	1,112,756
Total Shareholders’ Equity	2,647,941	182,611	(238,569)	2,591,983
Total Liabilities and Shareholders’ Equity	$5,337,454	$1,291,003	$231,897	$6,860,354

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Nine Months Ended September 30, 2017
	Total Apollo Operating Group Consolidated	VIE & Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees from related parties	$854,629	$—	$(2,338)	$852,291
Advisory and transaction fees from related parties, net	54,905	—	—	54,905
Carried interest income from related parties	833,846	—	(387)	833,459
Total Revenues	1,743,380	—	(2,725)	1,740,655

Expenses:
Compensation and benefits:
Salary, bonus and benefits	316,011	—	—	316,011
Equity-based compensation	70,332	—	—	70,332
Profit sharing expense	339,679	—	—	339,679
Total Compensation and Benefits	726,022	—	—	726,022
Interest expense	39,497	—	—	39,497
General, administrative and other	189,894	5	19	189,918
Placement fees	12,560	—	—	12,560
Total Expenses	967,973	5	19	967,997

Other Income:
Net gains from investment activities	102,622	314	—	102,936
Net gains from investment activities of consolidated variable interest entities	—	7,338	3,747	11,085
Income from equity method investments	104,466	—	(1,589)	102,877
Interest income	3,995	(44)	(1,022)	2,929
Other income, net	45,087	(300)	(11)	44,776
Total Other Income	256,170	7,308	1,125	264,603
Income before income tax provision	1,031,577	7,303	(1,619)	1,037,261
Income tax provision	(7,014)	—	(47,912)	(54,926)
Net Income	1,024,563	7,303	(49,531)	982,335
Net income attributable to Non-controlling Interests	(536,804)	(5,703)	—	(542,507)
Net Income Attributable to Apollo Global Management, LLC	487,759	1,600	(49,531)	439,828
Net income attributable to Preferred Shareholders	(9,155)	—	—	(9,155)
Net Income Attributable to Apollo Global Management, LLC Class A Shareholders	$478,604	$1,600	$(49,531)	$430,673

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended September 30, 2017
	Total Apollo Operating Group Consolidated	VIE & Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees from related parties	$302,266	$—	$(823)	$301,443
Advisory and transaction fees from related parties, net	16,209	—	—	16,209
Carried interest income from related parties	346,575	—	5	346,580
Total Revenues	665,050	—	(818)	664,232

Expenses:
Compensation and benefits:
Salary, bonus and benefits	108,853	—	—	108,853
Equity-based compensation	24,485	—	—	24,485
Profit sharing expense	137,296	—	—	137,296
Total Compensation and Benefits	270,634	—	—	270,634
Interest expense	13,303	—	—	13,303
General, administrative and other	68,133	—	16	68,149
Placement fees	5,397	—	—	5,397
Total Expenses	357,467	—	16	357,483

Other Income:
Net gains from investment activities	68,530	402	—	68,932
Net gains from investment activities of consolidated variable interest entities	—	(283)	1,128	845
Income from equity method investments	47,900	—	(412)	47,488
Interest income	1,811	3	(310)	1,504
Other income, net	25,687	(300)	—	25,387
Total Other Income	143,928	(178)	406	144,156
Income before income tax provision	451,511	(178)	(428)	450,905
Income tax provision	(2,595)	—	(13,947)	(16,542)
Net Income	448,916	(178)	(14,375)	434,363
Net income attributable to Non-controlling Interests	(232,000)	589	—	(231,411)
Net Income Attributable to Apollo Global Management, LLC	216,916	411	(14,375)	202,952
Net income attributable to Preferred Shareholders	(4,383)	—	—	(4,383)
Net Income Attributable to Apollo Global Management, LLC Class A Shareholders	$212,533	$411	$(14,375)	$198,569

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.